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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 23, 1998


                              THE MEAD CORPORATION
             (Exact name of registrant as specified in its charter)

     OHIO                             1-2267                       31-0535759
(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

MEAD WORLD HEADQUARTERS, COURTHOUSE PLAZA N.E., DAYTON, OHIO            45463
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (937) 495-6323

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 5.   Other Events
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         On January 23, 1998, the Registrant issued the press release attached hereto as Exhibit 20.1 reporting certain financial results for the year and quarter ended December 31, 1997.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MEAD CORPORATION


February 10, 1998                       By: /s/ Gregory T. Geswein
                                            ------------------------------------
                                            Gregory T. Geswein
                                            Vice President and Controller


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                                  EXHIBIT INDEX

         Exhibit No.                        Description
         -----------                        -----------

            20.1            Press Release issued by The Mead Corporation on
                            January 23, 1998